COMMON STOCK NUMBER COMMON STOCK SHARES CARDIOVASCULAR SYSTEMS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP 141619 106 COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.001 PER SHARE, OF CARDIOVASCULAR SYSTEMS, INC. transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar. WITNESS the facsimile signatures of its duly authorized officers. Dated: James E. Flaherty David L. Martin Secretary Chief Executive Officer

CARDIOVASCULAR SYSTEMS, INC. A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list. For value received hereby sell, assign and transfer unto Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated SIGNATURE(S) GUARANTEED By: UNIF GIFT MIN ACT— Custodian (Cust) (Minor) under Uniform Transfers to Minors Act (State) UNIF TRF MIN ACT — Custodian (until age ) (Cust) under Uniform Transfers (Minor) to Minors Act (State) NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE